EXHIBIT 10.8

                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is entered into as of the 9th day of May 2006, by and among Europa Trade Agency Ltd., a Nevada corporation (the "COMPANY"), Ironclad Performance Wear Corporation, a California corporation ("IRONCLAD"), and the holders of the Company's common stock listed on EXHIBIT A who are signatories hereof (each an "EUTA COMMON STOCKHOLDER" and collectively the "EUTA COMMON STOCKHOLDERS").

                                    RECITALS

         A. Ironclad is a party to a certain Agreement and Plan of Merger dated as of April 20, 2006 (the "MERGER AGREEMENT"), pursuant to which upon the Closing Date (as defined below), Ironclad will become a wholly-owned subsidiary of the Company and the existing Ironclad stockholders will obtain majority ownership and control of the Company (the "MERGER").

         B. As an inducement to the EUTA Common Stockholders' approval of the Merger, the Company desires to grant to the EUTA Common Stockholders certain registration rights with respect to the shares of Common Stock held by such EUTA Common Stockholders as of the effective date of the Merger.

         C. The consummation of the Merger and the other transactions contemplated by the Merger Agreement are conditioned on the execution and delivery of this Agreement, and the parties hereto desire to sign and deliver this Agreement pursuant to their respective rights under the foregoing described arrangements and agreements, and in connection with the Merger and the transactions contemplated by the Merger Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

                  1.1 The "CLOSING DATE" shall mean the first business day after satisfaction of the conditions set forth in
                           SECTION 7 of the Merger Agreement or as soon as practicable thereafter following satisfaction or waiver of the conditions set forth in SECTION 7 of the Merger Agreement.

                  1.2 The term "COMMON STOCK" means the common stock of the Company, par value $0.001 per share.

                  1.3 The term "HOLDER" means each EUTA Common Stockholder or any of such parties' respective successors and permitted assigns who acquire in accordance with this


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                           Agreement   Registrable    Securities   directly   or
                           indirectly from a EUTA Common Stockholder, including from any permitted assignee as set forth in SECTION 3.

                  1.4 The term "MAJORITY HOLDERS" means the Holders of at least a majority of the Registrable Securities then issued and outstanding.

                  1.5 The term "PRIVATE PLACEMENT REGISTRATION STATEMENT" means the Registration Statement that the Company agreed to file no later than the Registration Filing Date, under Subscription Agreements executed in connection with the private placement of investment units offered and sold pursuant to the Europa Trade Agency Ltd. Confidential Private Placement Memorandum dated March 2006, as contemplated by the Merger Agreement.

                  1.6 The terms "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

                  1.7 The term "REGISTRATION FILING DATE" means no later than forty-five (45) days after the Closing Date.

                  1.8 The term "REGISTRABLE SECURITIES" means (i) any shares of Common Stock held by the EUTA Common Stockholders as of the effective date of the Merger, or (ii) any shares of Common Stock issuable with respect to the securities referred to in clauses (i) above by virtue of any stock split, combination, stock dividend, merger, consolidation or other similar event or by virtue of other anti-dilution protection; PROVIDED, HOWEVER, that shares of Common Stock that are considered to be Registrable Securities shall cease to be Registrable Securities
                           (A) upon the sale thereof pursuant to an effective registration statement, (B) upon the sale thereof pursuant to Rule 144 (or successor rule) under the Securities Act, (C) when such securities cease to be outstanding or (D) upon the sale thereof in a private transaction where the transferor's rights under this Agreement are not assigned, or are improperly assigned pursuant to the terms and conditions of this Agreement.

                  1.9 The term "REGISTRATION STATEMENT" means a Form SB-2 or other appropriate registration document under the Securities Act.

                  1.10 The term "SEC" means the United States Securities and Exchange Commission.

                  1.11 The term "SECURITIES ACT" means the Securities Act of 1933, as amended.

         2.       REGISTRATION RIGHTS

                  2.1 REGISTRATION REQUIREMENT. Subject to the terms and limitations hereof, if the Company receives a written request from the Majority Holders that the Company include all of the Registrable Securities then outstanding and held by the Holders of Registrable Securities in the Private Placement Registration
                           Statement, the Company shall use its commercially reasonable efforts to include the resale of such Registrable Securities in the Private Placement Registration Statement and (after such registration statement shall have been declared effective)


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                           shall  use its  commercially  reasonable  efforts  to
                           maintain the effectiveness of the Private Placement Registration Statement for a period of twenty-four
                           (24)   months   at   the   Company's   expense   (the
                           "EFFECTIVENESS Period").

                  2.2 LIMITATION TO REGISTRATION REQUIREMENT. Notwithstanding the foregoing, the Company shall not be obligated to effect any registration of the Registrable Securities or take any other action pursuant to this SECTION 2: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act, or (ii) during any period in which the Company suspends the rights of a Holder after giving such Holder written notification of a Potential Material Event (defined below) pursuant to SECTION 2.6 hereof.

                  2.3 EXPENSES OF REGISTRATION. Except as otherwise expressly set forth, the Company shall bear all expenses incurred by the Company in compliance with the registration obligations of the Company, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company incurred in connection with any registration, qualification or compliance pursuant to this Agreement and all underwriting discounts, selling commissions and expense allowances applicable to the sale of any securities by the Company for its own account in any registration. All underwriting discounts, selling commissions and expense allowances applicable to the sale by a Holder of Registrable Securities and all fees and disbursements of counsel for such Holder shall be borne by such Holder.

                  2.4      INDEMNIFICATION.

                  (a) To the extent permitted by law the Company will indemnify each Holder, each of its officers, directors, agents, employees and partners, and each person controlling such Holder, with respect to each registration, qualification or compliance effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter, and their respective counsel against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document prepared by the Company (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and subject to the provisions of SECTION 2.4(C) below, will reimburse each such Holder, each of its officers, directors, agents, employees and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses as they are reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omissions) based upon written information furnished to the Company by


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                           (or on behalf of) such Holder or  underwriter,  or if
                           the person asserting any such loss, claim,  damage or
                           liability   (or  action  or   proceeding  in  respect
                           thereof) did not receive a copy of an amended preliminary prospectus or the final prospectus (or the final prospectus as amended and supplemented) at or before the written confirmation of the sale of such Registrable Securities to such person because of the failure of such Holder or underwriter to so provide such amended preliminary or final prospectus
                           (or   the   final    prospectus    as   amended   and
                           supplemented); provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a violation  which  occurs  in  reliance  upon  and  in
                           conformity   with   written   information   furnished
                           expressly   for   use   in   connection   with   such
                           registration by a Holder, any such partner, officer, director, employee, agent or controlling person of such Holder, or any such underwriter or any person who controls any such underwriter; provided, however, that the obligations of the Company hereunder shall be limited to an amount equal to the portion of net proceeds represented by the Registrable Securities pursuant to this Agreement.

                  (b) To the extent permitted by law, each Holder whose Registrable Securities are included in any registration, qualification or compliance effected pursuant to this Agreement will indemnify the Company, and its directors, officers, agents, employees and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder, each other such Holder and each of their officers, directors, partners, agents and employees, and each person controlling such Holder, and their respective counsel against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses as they are reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder; PROVIDED, HOWEVER, that the obligations of any Holder hereunder shall be limited to an amount equal to the net proceeds to such Holder from Registrable Securities sold under such registration statement, prospectus, offering circular or other document as contemplated herein; provided, further, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder, which consent shall not be unreasonably withheld or delayed.

                  (c) Each party entitled to indemnification under this Section (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the


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                           defense of any such claim or any litigation resulting
                           therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; and provided further that if any Indemnified Party reasonably concludes that there may be one or more legal defenses available to it that are not available to the Indemnifying Party, or that such claim or litigation involves or could have an effect on matters beyond the scope of this Agreement, then the Indemnified Party may retain its own counsel at the expense of the Indemnifying Party; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless and only to the extent that such failure to give notice results in material prejudice to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

                  (d) If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  2.5 TRANSFER OR ASSIGNMENT OF REGISTRATION RIGHTS. The Registrable Securities, and any related benefits to the Holders hereunder may be transferred or assigned by a Holder to a permitted transferee or assignee, provided that the Company is given written notice of such transfer or assignment, stating the name and address of said transferee or assignee and identifying the Registrable Securities with respect to which such registration rights are being transferred or assigned; provided further that the transferee or assignee of such Registrable Securities shall be deemed to have assumed the obligations of the transferring Holder under this Agreement by the acceptance of such assignment and shall, upon request from the Company, evidence such assumption by delivery to the Company of a written agreement assuming such obligations of the transferring Holder.


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                  2.6      REGISTRATION   PROCEDURES.   In  the   case   of  any
                           registration effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. The Company will:

                  (a) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of securities covered by such registration statement;

                  (b) Respond as promptly as reasonably practicable to any comments received from the SEC with respect to a registration statement or any amendment thereto.

                  (c) Notify each Holder as promptly as reasonably practicable and (if requested by any such person) confirm such notice in writing no later than one trading day following the day (A) when a prospectus or any prospectus supplement or post-effective amendment to a registration statement is proposed to be filed and (B) with respect to a registration statement or any post-effective amendment, when the same has become effective;

                  (d)      Furnish  such  number  of   prospectuses   and  other
                           documents incident thereto, including supplements and amendments, as a Holder may reasonably request;

                  (e) Furnish to each Holder, upon request, a copy of all documents filed with and all correspondence from or to the SEC in connection with any such registration statement other than non-substantive cover letters;

                  (f) Use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of
                           (i) any order suspending the effectiveness of a registration statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment; and

                  (g) Use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC.

                  Notwithstanding the foregoing, if at any time or from time to time after the date hereof, the Company notifies the Holders in writing of the existence of an event or circumstance that is not disclosed in the Registration Statement and that may have a material effect on the Company or its business (a "POTENTIAL MATERIAL EVENT"), each Holder shall not offer or sell any Registrable Securities, or engage in any other transaction involving or relating to the Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until the Company notifies each Holder that such Potential Material Event either has been added to the Registration Statement by amendment or supplement or no longer constitutes a Potential Material Event; PROVIDED, that the Company may not so suspend the right of a Holder for more than one hundred twenty (120) days during any twelve (12)-month period.

                  2.7 STATEMENT OF BENEFICIAL OWNERSHIP. The Company may require each Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and the controlling person thereof and any other such information regarding such Holder, the Registrable Securities held by such Holder and the


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                           intended  method of disposition of such securities as
                           shall be reasonably required with respect to the registration of a Holder's Registrable Securities. Each Holder hereby understands and agrees that the Company may, in its sole discretion, exclude such Holder's shares of Common Stock from the Registration Statement in the event that such Holder fails to provide such information requested by the Company within the time period reasonably specified by the Company or as otherwise specified by law or the SEC.

                  2.8 COMPLIANCE. Each Holder covenants and agrees that such Holder will comply with the prospectus delivery requirements of the Securities Act as applicable to such Holder in connection with sales of Registrable Securities pursuant to the registration statements filed pursuant to this Agreement.

                  2.9      DEMAND REGISTRATION.

                  (a) Subject to the terms and conditions hereof, if the Company receives at any time after the date that is six (6) months after the Effective Time (as defined in the Merger Agreement), a written request from the Majority Holders that the Company register all of the Registrable Securities then outstanding and held by the Holders of Registrable Securities (a "DEMAND REQUEST"), then the Company shall, within ten (10) days after receipt of such Demand Request, give written notice of such request ("DEMAND REQUEST NOTICE") to all Holders. Each Demand Request Notice shall (x) specify the number of Registrable Securities that the Holders intend to sell or dispose of, (y) state the intended method or methods of sale or disposition of such Registrable Securities and (z) specify the expected price range (net of underwriting discounts and commissions) acceptable to the Majority Holders to be received for such Registrable Securities.

                  (b) The Company shall file, no later than forty-five (45) days following receipt of a Demand Request (the
                           "DEMAND FILING DATE"), a Registration Statement covering such Registrable Securities which the Company has been so requested to register by the Majority Holders and other Holders who request, within fifteen (15) days of the mailing of the Demand Request Notice, that the Company register their Registrable Securities, providing for the registration under the Securities Act of such Registrable Securities to the extent necessary to permit the disposition of such Registrable Securities in accordance with the intended method of distribution specified in such Demand Request, and use its commercially reasonable efforts to have such Registration Statement declared effective by the SEC within one hundred fifty (150) days after the Demand Filing Date.

                  (c) The Company may delay making a filing of a Registration Statement in connection with a Demand Request or taking action in connection therewith by not more than ninety (90) days if the Company provides a written certificate signed by the Chief Executive Officer and Chief Financial Officer of the Company to the Holders, prior to the time it would otherwise have been required to file such Registration Statement or take such action pursuant to this SECTION 2.9, stating that the Board has determined in good faith that the filing of such Registration Statement would be seriously detrimental to the Company or would otherwise materially adversely affect a financing, acquisition, disposition, merger or other material transaction (collectively, a "VALID BUSINESS REASON") and that it is therefore essential to defer the filing of the Registration Statement; provided, however, that such right to delay a Demand

                           Request shall be exercised by the Company not more than once in any twelve (12)-month period and the Company shall only have the right to delay a Demand Request so long as such Valid Business Reason exists, and during such time, the Company may not file a Registration Statement for securities to be issued and sold for its own account or for that of anyone other than the Holders.

                  (d) The Company shall only be obligated to effect one (1) Demand Request pursuant to this SECTION 2.9.

                  (e) The Majority Holders shall have the right to cancel a proposed registration of Registrable Securities pursuant to this SECTION 2.9 when the request for cancellation is based upon material adverse information relating to the Company that is different from the information known to the Majority Holders at the time of the Demand Request. Such cancellation of a registration shall be made in writing and shall not be counted as a Demand Request.

                  (f) Notwithstanding anything contained herein to the contrary, none of the Holders shall have any rights under this SECTION 2.9 and the Majority Holders shall not be entitled to exercise the rights under this
                           SECTION 2.9, unless: (i) none of the Registrable Securities (and no sale or resale of any Registrable Securities) shall have been included in or covered by the Private Placement Registration Statement; and
                           (ii) the Company determines that the sale of the Registrable Securities to be included in the registration statement to be filed under this SECTION
                           2.9 cannot be accomplished under Rule 144 of the Securities Act. For the avoidance of doubt, none of the Holders shall have any rights under this SECTION
                           2.9 and the Majority Holders shall not be entitled to exercise any such rights, if (i) any of the Registrable Securities (and/or any sale or resale thereof) shall have been included in or covered by the Private Placement Registration Statement, or (ii) the Company shall have determined that the sale of the Registrable Securities can be accomplished under Rule 144 of the Securities Act.

         3.       MISCELLANEOUS

                  3.1 TRANSFER OF REGISTRATION RIGHTS. The registration rights of any Holder under this Agreement with respect to any Registrable Securities may not be transferred except by will or the laws of intestacy and any attempt to transfer such rights in violation of this Agreement shall be null and void.

                  3.2 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the rights of the Holders hereunder may not be assigned without the consent of the
                           Company. In the event of any permitted transfer pursuant to SECTION 3.1 above, any reference in this Agreement to a Holder shall be deemed a reference to such transferee, and any reference to the "Holders" shall be deemed to include such transferee. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective permitted successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

                  3.3 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the state of California

                  3.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  3.5 NOTICES. Any notice required or permitted under this Agreement shall be in writing and shall be delivered in person or mailed by certified or registered mail, return receipt requested, directed to (i) the Company at the address set forth below its signature hereof or (ii) to a Holder at the address therefor as set forth in the Company's records or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the others. The giving of any notice required hereunder may be waived in writing by the parties hereto. Every notice or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, or on the date actually received, if sent by mail or telex, with receipt acknowledged.

                  3.6 AMENDMENTS AND WAIVERS. Any provision of this Agreement may be amended and the observance of any provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of at least a majority of the Registrable Securities then issued and outstanding. Any amendment or waiver effected in accordance with this Section 3.6 shall be binding upon each Holder of any securities subject to this Agreement at the time outstanding (including securities into which such securities are convertible), each future Holder and all such securities, and the Company.

                  3.7 FURTHER ASSURANCES. Each Holder and the Company shall use all reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things reasonably necessary, proper or advisable under applicable law, and execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and the other documents contemplated hereby and consummate and make effective the transactions contemplated hereby.

                  3.8 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provisions shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.

                  3.9 ENTIRE AGREEMENT. All prior agreements of the parties concerning the subject matter of this Agreement are expressly superseded by this Agreement. This Agreement contains the entire Agreement of the parties concerning the subject matter hereof. Any oral representations or modifications of this Agreement shall be of no effect.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have caused this REGISTRATION RIGHTS AGREEMENt to be duly executed as of the date first above written.


IRONCLAD PERFORMANCE WEAR CORPORATION



By:
              ------------------------------------------------

Name:         EDUARD JAEGER
              ------------------------------------------------

Title:        CHIEF EXECUTIVE OFFICER
              ------------------------------------------------






                        [HOLDERS' SIGNATURE PAGES FOLLOW]

                           HOLDERS' SIGNATURE PAGE TO

                          REGISTRATION RIGHTS AGREEMENT




IF AN INDIVIDUAL:



                                   (Signature)




             (Type or print name as it should appear on certificate)


IF A CORPORATION, GENERAL/LIMITED PARTNERSHIP, LLC, TRUST OR OTHER ENTITY:





             (Type or print name as it should appear on certificate)


         By:
               -----------------------------------------------
               Name
               Title:




ADDRESS:  ---------------------------

TELEPHONE: (   )
                ---------------------
FACSIMILE: (   )
                ---------------------

                                    EXHIBIT A

                            EUTA COMMON STOCKHOLDERS